UNITED STATES
 SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
_____________________

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 29, 2018

The Parking REIT, Inc.
(Exact Name of Registrant as Specified in its Charter)

Maryland	333-205893	47-3945882
(State or other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

2965 S. Jones Blvd. # C1-100, Las Vegas, Nevada		89146
(Address of Principal Executive Offices)		(Zip Code)

Registrant's telephone number, including area code: (702) 534-5577

N/A
(Former name or former address, if changed since last report)
_____________________

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company	☒
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. 

Item 4.01. Changes in Registrant's Certifying Accountant.

(a)	Dismissal of previous independent registered public accounting firm:

On April 29, 2018, The Parking REIT, Inc. (the "Company") dismissed RSM US LLP, ("RSM") as the Company's independent registered public accounting firm.  The dismissal of RSM was approved by a majority of the members of the Audit Committee of the Company's Board of Directors.

RSM was engaged to audit the Company's financial statements for the year ended December 31, 2017, however, the audit was not completed, and no audit report was ever issued by RSM to the Company.  During the term of RSM's engagement, there were: (i) no disagreement between the Company and RSM on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreement, if not resolved to RSM's satisfaction, would have caused it to make reference to the subject matter of the disagreement in connection with its report, and (ii) no reportable events (as that term is defined in Item 304(a)(1)(v) of Regulation S-K).

The Company has provided RSM a copy of the disclosures in this Form 8-K and has requested that RSM furnish it with a letter addressed to the Securities and Exchange Commission stating whether or not RSM agrees with the Company's statements in this Item 4.01(a).  A copy of the letter dated May 3, 2018, furnished by RSM in response to that request is filed as Exhibit 16.1 to this Form 8-K.

(b)	Engagement of new independent registered public accounting firm:

On April 30, 2018, the Company re-engaged RBSM LLP ("RBSM"), the Company's prior independent registered public accounting firm, effective immediately.  RBSM previously served as the Company's independent registered public accounting firm until the Company's dismissal of RBSM on May 19, 2017.  On May 24, 2017, the Company filed a Form 8-K disclosing its dismissal of RBSM.  During the Company's prior engagement of RBSM, RBSM reported on the Company's financial statements for the period from May 4, 2015 (date of inception) through December 31, 2015 and for the year ended December 31, 2016.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

Exhibits	Description
16.1	Correspondence from RSM US LLP, dated May 3, 2018

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

 Dated:  May 03, 2018

THE PARKING REIT, INC.

By:	/s/ Michael V. Shustek
Michael V. Shustek
Chief Executive Officer and President